Exhibit 10.26

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Amendment No. 22 to

Interactive Radio Agreement

This Amendment No. 22 (the “Amendment”) to the Agreement for the Inclusion of [***] Sound Recordings in Online Interactive Radio Services, between [***] (“[***]”) and Slacker, Inc. f/k/a Broadband Instruments Corp. (“Slacker”), dated as of March 13, 2007, as amended (the “Agreement”) is made and entered into on September 20, 2019 (“Amendment Execution Date”) and is retroactively effective to August 11, 2018 except as otherwise set forth herein. [***] and Slacker are sometimes referred to herein as the “Parties” and individually referred to as a “Party.” All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Parties wish to amend the Agreement on the terms and conditions set out in this Amendment;

NOW THEREFORE, in consideration of the agreements of the Parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1. Term. The Term is hereby extended from August 11, 2018 through and including the August 10, 2020.

2. Past Payments.

(a) As of the Amendment Execution Date, Slacker agrees and acknowledges that it owes [***] US $5,554,879.13 plus amounts due for the August Accounting Period and CAD $303,178.11 plus the amounts due for the July and August Accounting Periods (collectively the “Outstanding Amount”). Slacker agrees and acknowledges to pay to [***] the Outstanding Amount as follows:

(i)	US 1,000,000.00 within 2 business days of the Amendment Execution Date (“Initial Payment”); and

(ii)	The remaining balance in 24 equal monthly installments commencing October 1, 2019 (each an “Installment”).

(b) If Slacker fails to pay any Installment or fails to pay the then-current amount due for any Accounting Period, and fails to cure such non-payment within 5 days of [***]’s Notice, then Slacker agrees that the entire amount of the Outstanding Amount, less the Initial Payment (if received by [***]) and amount of any Installments received by [***], shall become immediately due. Slacker agrees that [***] shall be entitled to entry of judgment against Slacker in an amount equal to the unpaid balance of the Outstanding Amount if Slacker fails to pay the Initial Payment or any Installment and fails to cure such non-payment within 5 days of [***]’s Notice. Concurrently herewith, and as a condition to the effectiveness of this Amendment, the Parties shall execute a Stipulation for Entry of Judgment in favor of [***], in the form provided by [***] within 7 days of the Amendment Execution Date (the “Stipulation”). The Stipulation shall be held by counsel for [***], unless and until the Outstanding Amount is paid to [***] or [***] is entitled to seek an entry of judgment pursuant to this Section 2(b).

(c) In the event Slacker raises capital, then Slacker shall accelerate payment of the Outstanding Amount to [***] as follows:

Amount of Capital Raised by Slacker	Accelerated Amount of the Outstanding Amount
$10M	25% of the Outstanding Amount
$20M	50% of the Outstanding Amount
$30M	75% of the Outstanding Amount
$40M and above	100% of the Outstanding Amount

For clarity, this Section 2(c) does not apply to Slacker’s capital raise that occurred prior to or around the Amendment Execution Date.

3. Section 2 of this Amendment shall survive any expiration or termination of the Term.

4. Except as specifically modified herein, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Facsimile and electronic signatures shall be binding for all purposes.

IN WITNESS WHEREOF, the Parties have entered into this Amendment:

Slacker, Inc.		[***]

By:	/s/ Michael Bebel	By:	/s/ [***]
Name:	Michael Bebel	Name:	[***]
Title:	Sr. Executive Vice President	Title:	Authorized Signatory